_______________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20549



                                    FORM 8-K



                                 CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 7, 2001
              (DATE OF REPORT) (DATE OF EARLIEST EVENT REPORTED)

                              EXCO RESOURCES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     TEXAS
                (STATE OR OTHER JURISDICTION OF INCORPORATION)

               0-9204                            74-1492779
        (COMMISSION FILE NO.)        (IRS EMPLOYER IDENTIFICATION NO.)


                            6500 GREENVILLE AVENUE
                               SUITE 600, LB 17
                             DALLAS, TEXAS 75206
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 368-2084

_______________________________________________________________________________

ITEM 9. REGULATION FD DISCLOSURE

On November 7, 2001, EXCO Resources, Inc. issued a press release announcing earnings for the three months ended September 30, 2001, and revised production and operating forecasts for the remainder of 2001 and for 2002. In agreement with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, filed on November 14, 2001, the Registrant has corrected the weighted average number of fully diluted shares outstanding shown on the Condensed Consolidated Statements of Operations included in the press release from 12,592,000 and 9,222,000 for the three and nine months ended September 30, 2001, respectively, to 7,171,000 and 7,023,000 for the three and nine months ended September 30, 2001, respectively. Earnings per basic and fully diluted share were reported correctly and unaffected by this correction. EXCO is filing this report pursuant to Regulation FD in connection with its planned disclosure and discussion of the topics disclosed herein. This report will not be deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. The information "furnished" in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        EXHIBITS.

        Number          Document
        ------          --------
         99.1           EXCO Resources, Inc. Press Release (Revised) Announcing
                        Earnings for the Three Months Ended September 30, 2001
                        and Revised Production and Operating Forecasts for 2001
                        and 2002 dated November 7, 2001 (filed herewith).



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

                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        EXCO RESOURCES, INC.


Dated: November 14, 2001                By: /s/ J. DOUGLAS RAMSEY
                                           -------------------------------
                                            J. Douglas Ramsey,
                                            Vice President and
                                            Chief Financial Officer


                                        By: /s/ J. DAVID CHOISSER
                                           -------------------------------
                                            J. David Choisser,
                                            Chief Accounting Officer



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

                                INDEX TO EXHIBITS

        Number          Document
        ------          --------
         99.1           EXCO Resources, Inc. Press Release (Revised) Announcing
                        Earnings for the Three Months Ended September 30, 2001
                        and Revised Production and Operating Forecasts for 2001
                        and 2002 dated November 7, 2001 (filed herewith).


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